                                                                    EXHIBIT 10.4









                                 H&R BLOCK, INC.

                             EXECUTIVE SURVIVOR PLAN


















                      AMENDED AND RESTATED JANUARY 1, 2001

                                 H&R BLOCK, INC.
                             EXECUTIVE SURVIVOR PLAN

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE 1  DEFINITIONS .........................................................................................  1

ARTICLE 2  POLICY RIGHTS AND OBLIGATIONS .......................................................................  4

         Section 2.1       Purchase of Policies.................................................................  4
         Section 2.2       Ownership of Policies ...............................................................  4
         Section 2.3       Payment of Premiums .................................................................  4
         Section 2.4       Designation of Policy Beneficiary ...................................................  4
         Section 2.5       Assignment by Participant ...........................................................  5
         Section 2.6       Company's Rights in Policies ........................................................  5
         Section 2.7       Limitations on Company's Rights in Policy ...........................................  5
         Section 2.8       Collection of Death Proceeds ........................................................  5
         Section 2.9       Termination of Participant's Participation in the Plan During the
                           Participant's Lifetime ..............................................................  6
         Section 2.10      Insurer not a Party .................................................................  7

ARTICLE 3  ADMINISTRATION AND CLAIMS PROCEDURE .................................................................  7

         Section 3.1       Designation of Fiduciary and Administration .........................................  7
         Section 3.2       Claim ...............................................................................  7
         Section 3.3       Claim Decision ......................................................................  8
         Section 3.4       Request for Review ..................................................................  8
         Section 3.5       Review of Decision ................................................................... 8

ARTICLE 4  MISCELLANEOUS .......................................................................................  8

         Section 4.1       Amendment or Termination ............................................................  8
         Section 4.2       Binding Effect ....................................................................... 8
         Section 4.3       Notice................................................................................ 9
         Section 4.4       Governing Law......................................................................... 9
         Section 4.5       No Contract of Employment ............................................................ 9
         Section 4.6       Gender, Singular and Plural .......................................................... 9
         Section 4.7       Captions ............................................................................. 9




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
         Section 4.8       Validity ............................................................................. 9
         Section 4.9       Withholding .......................................................................... 9

APPENDIX A  IRREVOCABLE ASSIGNMENT OF BENEFITS UNDER THE H&R BLOCK, INC. EXECUTIVE SURVIVOR PLAN .............. A-1
















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

                                 H&R BLOCK, INC.
                             EXECUTIVE SURVIVOR PLAN


     The H&R Block, Inc. Executive Survivor Plan as amended and restated herein is made and entered into as of this ___ day of _____________, 2000, by the Company.

     WHEREAS, effective June 1, 1990, the Company adopted the H&R Block, Inc. Executive Survivor Plan;

     WHEREAS, effective January 1, 2000, the Company adopted an amendment to the Plan; and

     WHEREAS, the Company wishes to amend and restate the Plan, pursuant to the rights retained by it in Section 9.2 of the Plan to amend the Plan by written instrument signed by the Company.

     NOW, THEREFORE, in consideration of the premises, the Company hereby amends and restates the Plan to read as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     Except as may otherwise be provided in the Policies, the following terms shall have the meaning hereinafter indicated whenever used in this Plan with initial capital letters:

     AFFILIATE. "Affiliate" means any of the following entities: HRB Management, Inc.; H&R Block Services, Inc.; H&R Block Enterprises, Inc.; H&R Block Eastern Enterprises, Inc.; H&R Block Texas Enterprises, L.P.; H&R Block Canada, Inc.; H&R Block Limited; Block Financial Corporation; H&R Block Financial Advisors, Inc.; Option One Mortgage Corporation; H&R Block Mortgage Corporation, a Massachusetts corporation; H&R Block Mortgage Corporation, an Ontario corporation, or their respective successors in interest; and such other entities as may be designated by the Company from time to time.

     COMPANY. "Company" means H&R Block, Inc., or any successor in interest.

     COMPANY'S CASH VALUE INTEREST. "Company's Cash Value Interest" means, with respect to each Policy, as of the date of determination, the amount of the premiums on such Policy paid by the Company or the Designated Subsidiary for the Participant's Basic Survivor Benefit under this Plan, less any outstanding indebtedness incurred by the Company or the Designated Subsidiary and secured by such Policy, including any unpaid interest on such indebtedness.

     CASH SURRENDER VALUE. "Cash Surrender Value," with respect to each Policy, shall have the meaning stated in the Policy.



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
     DESIGNATED SUBSIDIARY. "Designated Subsidiary" means a direct or indirect majority-owned subsidiary of the Company designated by the Compensation Committee of the Board of Directors of the Company to designate the Insurer, purchase Policies, own Policies, pay premiums, furnish income statements to Participants, recover the Company's Cash Value Interest in a Policy, perform other obligations of the Company under the Plan or exercise the rights of the Company under the Plan. Until otherwise designated by the Compensation Committee of the Board of Directors of the Company, the Designated Subsidiary shall be HRB Management, Inc.

     ENTRY DATE. "Entry Date," with respect to a Participant, means the January 1, or such other date as approved by the Compensation Committee of the Board of Directors of the Company, coincident with or immediately following the date an individual satisfies the definition of a Participant.

     INSURER. "Insurer" means Nationwide Life Insurance Company and/or one or more insurance companies as may be designated by the Company or the Designated Subsidiary from time to time.

     PARTICIPANT. "Participant" means an individual employed by an Affiliate who
(a) is (i) a Vice President or more senior officer of the Company or the Affiliate; or (ii) was employed by a Tax Subsidiary as a Regional Director, Regional Franchise Director or Assistant Regional Director as of October 26, 1999, for so long as he or she continues in such position or in a more senior level position; or (iii) is employed by a Tax Subsidiary as a Regional Director or Regional Franchise Director after October 26, 1999, for so long as he or she continues in such position or in a more senior level position; or (iv) was eligible to participate in the Plan during the 1999 Plan Year, for so long as he or she would continue to be eligible under the eligibility requirements applicable to the 1999 Plan Year; or (v) has been selected by the Compensation Committee of the Company's Board of Directors as eligible to participate in the Plan, and (b) has elected to participate in the Plan.

                  PARTICIPANT'S CURRENT ANNUAL COMPENSATION. For a Participant who derives a majority of his or her compensation from salary and other forms of compensation other than commissions, "Participant's Current Annual Compensation" means the total annual base salary payable to the Participant at the salary rate in effect on the first day of the Plan Year with respect to which the Participant's Current Annual Compensation is being calculated, including the amount of any salary reduction contributions to any 401(k) Plan sponsored by the applicable Affiliate or in which the applicable Affiliate participates, the H&R Block Deferred Compensation Plan for Executives, as Amended and Restated, and/or any Internal Revenue Code Section 125 Plan sponsored by the applicable Affiliate or in which the applicable Affiliate participates. For a Participant who derives a majority of his or her compensation from commissions, "Participant's Current Annual Compensation" means the average of the commissions earned by such Participant during each of the two calendar years immediately preceding the Plan Year with respect to which the Participant's Current Annual Compensation is being calculated, including the amount of any salary reduction contributions to any 401(k) Plan sponsored by the applicable Affiliate or in which the applicable Affiliate participates, the H&R Block Deferred Compensation Plan for Executives, as Amended and Restated, and/or any Internal Revenue Code Section 125 Plan sponsored by the applicable Affiliate or in which the applicable Affiliate participates.

     PARTICIPANT'S BASIC SURVIVOR BENEFIT. "Participant's Basic Survivor Benefit" means three times the Participant's Current Annual Compensation.

     PARTICIPANT'S SUPPLEMENTAL SURVIVOR BENEFIT. "Participant's Supplemental Survivor Benefit," if elected by the Participant on a form provided by the Company, means that multiple (one or two) of the Participant's Current Annual Compensation, selected by the Participant on the form provided by the Company, but in no event may the Participant elect to receive a Supplemental Survivor Benefit of less than $50,000.

     PLAN. "Plan" means the H&R Block, Inc. Executive Survivor Plan.

     PLAN BENEFICIARY DESIGNATION. "Plan Beneficiary Designation" means a written agreement in a form approved by the Company and executed by a Participant pursuant to which the Participant designates the beneficiary or beneficiaries to receive the amounts to which the Participant is entitled upon the Participant's death, as provided in the Plan.

     PLAN YEAR. "Plan Year" means a calendar year.

     POLICIES/POLICY. "Policies" means the polices of life insurance on the Participants' lives acquired from the Insurer to provide the life insurance benefits under the Plan. "Policy" means one of the Policies.

     POLICY ANNIVERSARY DATE. "Policy Anniversary Date," with respect to each Policy, shall have the meaning stated in such Policy.

     PREMIUM. "Premium," with respect to a Policy, shall have the meaning stated in the Policy.

     RETIREMENT/RETIRED. "Retirement" means the termination of the Participant's employment with the Company or an Affiliate in the case where (a) the Participant has completed a minimum of 10 years of service as a full-time employee with the Company or an Affiliate and has attained age 55; or (b) the Participant has attained age 65. A Participant is "Retired" following his or her Retirement.

     SEPARATE ACCOUNT. "Separate Account," with respect to each Policy, shall have the meaning stated in the Policy.

     TAX SUBSIDIARY. "Tax Subsidiary" means H&R Block Enterprises, Inc., H&R Block Eastern Enterprises, Inc., or H&R Block Texas Enterprises, L.P.

     TOTAL DISABILITY/TOTALLY DISABLED. "Total Disability" and "Totally Disabled" shall be defined for purposes of this Plan as defined under the group long-term disability plan then in existence for the Affiliate that is then (or most recently was) the employer of the Participant.



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
                                    ARTICLE 2

                          POLICY RIGHTS AND OBLIGATIONS

     2.1 PURCHASE OF POLICIES. The Company or the Designated Subsidiary shall purchase the Policies from the Insurer. The Company shall take all necessary action to cause the Insurer to issue the Policies or which may be necessary to cause the Policies to conform to the provisions of the Plan. Each Participant shall take any action required to cause the Insurer to issue the Policy insuring his or her life or to cause such Policy to conform to the provisions of the Plan. The Policies will be subject to the terms and conditions of the Plan and of the beneficiary designations of the Policies filed with the Insurer.

     2.2 OWNERSHIP OF POLICIES. The Company or the Designated Subsidiary shall be the sole and absolute owner of the Policies, and may exercise all ownership rights granted to the owner thereof by the terms of the Policies, including, but not limited to, the right to elect and to change the Death Benefit Option, the Face Amount of Insurance, and the allocation of the Separate Account among the various investment options from time to time available under the Policy, except as may otherwise be provided in this Plan.

     2.3  PAYMENT OF PREMIUMS.

          2.3.1. PAYMENT OF PREMIUM FOR BASIC SURVIVOR BENEFIT. Contemporaneously with the purchase of a Policy, and in each subsequent Plan Year until the first to occur of termination of participation in the Plan by the Participant insured by such Policy or such Participant's Retirement, the Company or the Designated Subsidiary shall pay an amount equal to the Premium with respect to such Policy to the Insurer. The Company or, if applicable, the Designated Subsidiary shall have no obligation to make any additional premium payments on such Policy but may, in its sole discretion, make additional premium payments on such Policy. The Company or the Designated Subsidiary shall annually furnish the Participant a statement of the amount of income reportable by the Participant for federal and state income tax purposes, as a result of the insurance protection provided the Participant's beneficiary under the Plan.

          2.3.2 PAYMENT OF PREMIUM FOR SUPPLEMENTAL SURVIVOR BENEFIT. In each Plan Year for which a Participant elects a Participant's Supplemental Survivor Benefit, the Company or the Designated Subsidiary shall pay an amount equal to the premium required for the Participant's Supplemental Survivor Benefit to the Insurer. The Participant shall reimburse the Company or the Designated Subsidiary for such premium payment through after-tax payroll deductions made by the applicable Affiliate ratably over the Plan Year and forwarded by such Affiliate to the Company or the Designated Subsidiary.

     2.4 DESIGNATION OF POLICY BENEFICIARY. Each Participant shall execute a Plan Beneficiary Designation. In the event a Participant is married at the time he or she designates a beneficiary other than his or her spouse, such designation will not be valid unless the Participant's spouse consents in writing to such designation on a form approved by the Company. The Participant or the Participant's assignee may thereafter at any time and from time to time execute a new Plan Beneficiary Designation, which shall supersede any and all prior Plan Beneficiary Designations, with respect to such Participant, upon the Company's receipt of the new Plan Beneficiary Designation. The Company or the Designated Subsidiary shall execute and deliver to the Insurer the forms necessary to designate the beneficiary or beneficiaries listed on the Participant's Plan Beneficiary Designation and itself as beneficiaries of the Policy on the Participant's life in the amounts to which they are entitled under this Plan upon the Participant's death. Except upon receipt of a new Plan Beneficiary Designation, while the Plan is in effect with respect to a Participant, neither the Company nor the Designated Subsidiary shall terminate, alter or amend the beneficiary designation filed with the Insurer with respect to the amount to which the Participant's beneficiary or beneficiaries are entitled upon the Participant's death without the express written consent of the Participant or the Participant's assignee.

     2.5 ASSIGNMENT BY PARTICIPANT. Each Participant shall have the right to absolutely and irrevocably assign by gift all of his or her right, title and interest in and to the Plan and to the Policy insuring his or her life to an assignee. This right shall be exercisable by the execution and delivery to the Company of a written assignment, in substantially the form of Exhibit A. Upon receipt of such written assignment executed by the Participant and duly accepted by the assignee thereof, the Company shall consent thereto in writing, and shall thereafter treat the Participant's assignee as the sole owner of all of the Participant's right, title and interest in and to the Plan and in and to the Policy insuring the Participant's life. Thereafter, the Participant shall have no right, title or interest in and to the Plan or the Policy insuring his or her life, all such rights being vested in and exercisable only by such assignee.

     2.6  COMPANY'S RIGHTS IN POLICIES.

          2.6.1 COMPANY'S RIGHT UPON MERGER OR ACQUISITION. In the event the Company or the Designated Subsidiary is involved in a merger or acquisition, the Company or Designated Subsidiary may assign or transfer any one or more of the Policies to a successor entity under a merger or acquisition without the consent of any Participant or any Participant's assignee.

          2.6.2 ALLOCATION OF SEPARATE ACCOUNT. In addition to the other rights of the Company or the Designated Subsidiary in the Policies, the Company or the Designated Subsidiary shall have the sole authority to direct the manner in which the Separate Account of each Policy shall be allocated among the various investment options from time to time available under the Policy and to change such allocation from time to time, as provided for in the Policy.

     2.7 LIMITATIONS ON COMPANY'S RIGHTS IN POLICY. Except as otherwise provided in Section 2.6.1 above, while the Plan is in force with respect to a Participant, neither the Company nor the Designated Subsidiary shall sell, assign, transfer, surrender or cancel the Policy insuring the life of such Participant without, in any such case, the express written consent of such Participant or the Participant's assignee.

     2.8  COLLECTION OF DEATH PROCEEDS.

          2.8.1 COLLECTION OF DEATH PROCEEDS. Upon the death of a Participant,



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the Company and, if applicable, the Designated Subsidiary shall cooperate with the beneficiary or beneficiaries designated by the Participant or the Participant's assignee to take whatever action is necessary to collect the death benefit provided under the Policy insuring the life of the Participant; when such benefit has been collected and paid as provided herein, the Participant's participation in this Plan shall terminate.

          2.8.2 RIGHTS OF PARTIES TO DEATH PROCEEDS. Upon the death of a Participant while the Plan is in effect with respect to such Participant, an amount of the death benefit provided under the Policy insuring such Participant's life equal to the Company's Cash Value Interest in such Policy shall be paid directly to the Company or, if applicable, the Designated Subsidiary. The lesser of (a) the sum of the Participant's Basic Survivor Benefit and, if any, the Participant's Supplemental Survivor Benefit, or (b) the balance of the insurance death benefits provided under the Policy remaining after payment to the Company or the Designated Subsidiary of the Company's Cash Value Interest shall be paid directly to the beneficiary or beneficiaries designated by the Company or the Designated Subsidiary at the direction of Participant or the Participant's assignee in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy. The balance of the insurance death benefits provided under the Policy, if any, shall be paid to the Company or, if applicable, to the Designated Subsidiary.

          2.8.3 GENERAL INSTRUCTIONS REGARDING PAYMENT OF DEATH BENEFIT. In no event shall the amount payable to the Company or the Designated Subsidiary with respect to a Policy while the Plan is in effect with respect to such Policy exceed the insurance death benefits of such Policy payable at the death of the Participant who is insured by such Policy. No amount shall be paid from the death benefit of a Policy insuring the life of a Participant to the beneficiary or beneficiaries designated by the Participant or the Participant's assignee until the full amount due the Company or the Designated Subsidiary with respect to such Policy has been paid.

          2.8.4 REFUND OF PREMIUMS. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under a Policy upon the death of the Participant insured by such Policy and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Company or the Designated Subsidiary and the beneficiary or beneficiaries designated by the Participant or the Participant's assignee shall have the unqualified right to share such premiums in the same proportions as the contributions of the Company or, if applicable, the Designated Subsidiary and the Participant toward such premiums.

     2.9 TERMINATION OF PARTICIPANT'S PARTICIPATION IN PLAN DURING THE PARTICIPANT'S LIFETIME.

          2.9.1 AUTOMATIC TERMINATION EVENTS. A Participant's participation in the Plan shall terminate with respect to any Participant during the Participant's lifetime, without notice, upon the occurrence of any of the following events: (a) total cessation of the Company's business not resulting from merger or consolidation; (b) bankruptcy, receivership or dissolution of the Company; (c) termination of Participant's employment by an Affiliate (other than by reason of the Participant's death, the Participant's Total Disability, acceptance of employment by another Affiliate, or the Participant's Retirement prior to the seventh anniversary of his or her Entry Date); (d) in the case of a Participant who has Retired prior to the seventh anniversary of the Participant's Entry Date, the seventh anniversary of the Participant's Entry Date, (e) a change in the Participant's employment by an Affiliate such that he or she is no longer a Participant, as defined in Article 1 of the Plan, or (f) in the case of a Participant who is Totally Disabled, (i) cessation of his or her Total Disability, unless he or she resumes his or her employment with an Affiliate, or
(ii) his or her attainment of age 65.

          2.9.2 DISPOSITION OF POLICY UPON TERMINATION OF PARTICIPANT'S PARTICIPATION IN THE PLAN. If the Plan terminates with respect to any Participant during the Participant's lifetime as provided above, then following such termination, the Company or, if applicable, the Designated Subsidiary shall recover the Company's Cash Value Interest in the Policy by exercising such of the powers retained by the Company or Designated Subsidiary as owner of the Policy, including but not limited to the power to borrow or withdraw the Cash Surrender Value of the Policy, as the Company or Designated Subsidiary, in its sole discretion, deems appropriate. After the Company or Designated Subsidiary has recovered the Company's Cash Value Interest, the Company or Designated Subsidiary shall execute the forms required by the Insurer to transfer the Policy to the Participant or the Participant's assignee.

     2.10 INSURER NOT A PARTY. The Insurer shall be fully discharged from its obligations under each Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to the Plan, or any modification or amendment of the Plan. No provision of the Plan, nor of any modification or amendment of the Plan, shall in any way be construed as enlarging, changing, varying or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the beneficiary designation executed by the Company or the Designated Subsidiary and filed with the Insurer in connection with the Plan.

                                    ARTICLE 3

                       ADMINISTRATION AND CLAIMS PROCEDURE

     3.1 DESIGNATION OF FIDUCIARY AND ADMINISTRATION. The Company is hereby designated as the named fiduciary under this Plan. The Company shall have authority to control and manage the operation and administration of this Plan, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Plan. The Company has the power and discretion to construe the provisions of the Plan and to determine all questions concerning eligibility, participation and benefits. Any such decision made by the Company will be binding on all individuals, Participants, and beneficiaries, and is intended to be subject to the most deferential standard of judicial review. The decision of the Company upon all matters within the scope of its authority will be final and binding

     3.2 CLAIM. A person who believes that he or she is being denied a benefit to which he or she is entitled under this Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the President of the Company at its then principal place of business.

     3.3 CLAIM DECISION. Upon receipt of a claim, the Company shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

          If the claim is denied in whole or in part, the Company shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Plan on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under paragraph 3.3 and for review under paragraph 3.4 hereof.

     3.4 REQUEST FOR REVIEW. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the President of the Company review the determination of the Company. Such request must be addressed to the President of the Company, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Company. If the Claimant does not request a review of the Company's determination by the President of the Company within such sixty (60) day period, he or she shall be barred and estopped from challenging the Company's determination.

     3.5 REVIEW OF DECISION. Within sixty (60) days after the President's receipt of a request for review, he or she, or his or her designee, will review the Company's determination. After considering all materials presented by the Claimant, the President, or his or her designee, will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Plan on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the President will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

                                    ARTICLE 4

                                  MISCELLANEOUS

     4.1 AMENDMENT OR TERMINATION. This Plan may be amended or terminated by the Company at any time, by a written instrument signed by the Company.

     4.2 BINDING EFFECT. The Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Participants, their successors, assigns, heirs, executors, administrators and beneficiaries.

     4.3 NOTICE. Any notice, consent or demand required or permitted to be given under the provisions of the Plan shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to the Company or a Participant, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

     4.4 GOVERNING LAW. This Plan, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Missouri.

     4.5 NO CONTRACT OF EMPLOYMENT. Nothing contained herein shall be construed to be a contract of employment, nor as conferring upon any Participant the right to continue in the employ of any Affiliate in any capacity.

     4.6 GENDER, SINGULAR AND PLURAL. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

     4.7 CAPTIONS. The captions of the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     4.8 VALIDITY. In the event any provision of this Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

     4.9 WITHHOLDING. The applicable Affiliate shall withhold from each Participant's compensation any state, local or federal income or employment taxes required to be withheld as a result of the benefit provided the Participant under this Plan at such time and in such manner it deems appropriate.

     IN WITNESS WHEREOF, H&R Block, Inc. has executed the Plan, in duplicate, as of the day and year first above written.


                                        H&R BLOCK, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

                            IRREVOCABLE ASSIGNMENT OF
                                 BENEFITS UNDER
                                 H&R BLOCK, INC.
                            EXECUTIVE SURVIVIOR PLAN

             THIS ASSIGNMENT, dated this       day of                .
                                         ------       ---------------

             WITNESSETH THAT:

             WHEREAS, the undersigned (the "Assignor") is a Participant participating in the H&R Block, Inc. Executive Survivor Plan (the "Plan"), effective June 1, 1990, as amended and restated effective January 1, 2001, sponsored by H&R Block, Inc. (the "Company"), which Plan confers upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and

             WHEREAS, pursuant to the provisions of said Plan, the Assignor retained the right, exercisable by the execution and delivery to the Company of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title and interest in and to said Plan to an assignee; and

             WHEREAS, the Assignor desires to exercise said right;

             NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants and transfers to ______________, (the "Assignee") all of the Assignor's right, title and interest in and to the Plan and said policies of insurance, intending that, from and after this date, the Plan be solely between the Company and the Assignee and that hereafter the Assignor shall neither have nor retain any right, title or interest therein.


                                             --------------------------------
                                             Assignor

                            ACCEPTANCE OF ASSIGNMENT

             The Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the Plan, and hereby agrees to be bound by all of the terms and conditions of said Plan, as if the original Participant thereunder.


                                            -------------------------------
                                            Assignee

Dated:
       ------------------


                              CONSENT TO ASSIGNMENT

             The Company hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Plan, to the Assignee designated therein. The Company hereby agrees that, from and after the date hereof, the Company shall look solely to such Assignee for the performance of all obligations under said Plan which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat said Assignee in all respects as if the original Participant thereunder.


                                        H&R BLOCK, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

Dated:
        ------------------






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